EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 10, 2006, by and between VIVUS, Inc., a Delaware corporation (the “Company”), and the investors named on Exhibit A hereto (each on “Investor” and collectively the “Investors”).

WITNESSETH

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “Commission”) the Registration Statement (as defined below) relating to the offer and sale from time to time of the Company’s securities, including shares of its Common Stock, $0.001 value (“Common Stock”);

WHEREAS, the Company is offering for sale shares of Common Stock (the “Offered Shares”) pursuant to the Registration Statement; and

WHEREAS, each Investor desires to purchase from the Company Offered Shares on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Agreement), mutual covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions. As used herein, the following terms have the meanings indicated:

“Person” shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Prospectus” shall mean the prospectus forming a part of the Registration Statement and the prospectus supplement relating to the Offered Shares in the form first filed pursuant to Rule 424(b) under the Securities Act, as amended (the “Securities Act”), as further amended or supplemented at the relevant time, and shall include all information and documents incorporated by reference in such prospectus.

“Registration Statement” shall mean the registration statement on Form S-3 (File No. 333-121519), including a prospectus, relating to the offer and sale of certain of the Company’s Common Stock, which was declared effective by the Commission on January 7, 2005. References herein to the term “Registration Statement” as of any date shall mean such effective registration statement, as amended or supplemented to such date, including all information and documents incorporated by reference therein as of such date.

2.             Purchase of Common Stock. Subject and pursuant to the terms and conditions set forth in this Agreement, the Company agrees that it will issue and sell to the Investor and the Investor agrees that it will purchase from the Company the number of Offered Shares set forth on Schedule I attached hereto (the “Investor Shares”). The aggregate purchase price for the Investor Shares (the “Aggregate Purchase Price”) and the purchase price per Investor Share is set forth on Schedule I hereto. The closing of the purchase and sale of the Investor Shares will be on the date and at the time set forth on Schedule I hereto, or such other date or time as the parties may agree upon in writing (the “Closing”).

3.             Deliveries at Closing.

(a)           Deliveries by the Investor. At the Closing, each Investor shall deliver to the Company the Aggregate Purchase Price by wire transfer of immediately available funds to an account designated by the Company as set forth on Schedule I hereto, which funds will be delivered to the Company in consideration of the Investor Shares issued at the Closing.

(b)           Deliveries by the Company. At the Closing, the Company shall deliver to each Investor the Investor Shares through The Depository Trust Company DWAC system to the account that the Investor has specified in writing to the Company.

4.             Representations, Warranties, Covenants and Agreements.

(a)           Investor Representations, Warranties and Covenants. Each Investor represents, warrants and agrees as follows:

(1)           Investor has received and reviewed copies of the Registration Statement and the Prospectus, including all documents and information incorporated by reference therein and amendments thereto, and understands that no Person has been authorized to give any information or to make any representations that were not contained in the Registration Statement and the Prospectus, and Investor has not relied on any such other information or representations in making a decision to purchase the Investor Shares. Investor hereby consents to receiving delivery of the Registration Statement and the Prospectus, including all documents and information incorporated by reference therein and amendments thereto, by electronic mail. Investor understands that an investment in the Company involves a high degree of risk for the reasons, among others, set forth under the captions “RISK FACTORS” in the Prospectus.

(2)           Investor acknowledges that it has sole responsibility for its own due diligence investigation and its own investment decision, and that in connection with its investigation of the accuracy of the information contained or incorporated by reference in the Registration Statement and the Prospectus and its investment decision, Investor has not relied on any representation or information not set forth in this Agreement, the Registration Statement or the Prospectus, or any Person affiliated with the Company or on the fact that any other Person has decided to invest in the Offered Shares.

(3)           The execution and delivery of this Agreement by Investor and the performance of this Agreement and the consummation by Investor of the transactions contemplated

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hereby have been duly authorized by all necessary (corporate, partnership or limited liability in the case of a corporation, partnership or limited liability company) action of Investor, and this Agreement, when duly executed and delivered by Investor, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against Investor, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors’ rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(4)           No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required for Investor to enter into this Agreement or purchase the Investor Shares.

(b)           Company Representations, Warranties and Covenants. The Company hereby represents, warrants and agrees as follows:

(1)           The Company has been duly incorporated and has a valid existence and the authorization to transact business as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a Material Adverse Effect.

(2)           Each subsidiary of the Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary. All subsidiaries and their respective jurisdictions of incorporation are identified on Schedule II hereto. Except as disclosed in Schedule II, all of the outstanding capital stock or other voting securities of each subsidiary is owned by the Company, directly or indirectly, free and clear of any lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities). There are no outstanding (i) securities of the Company or any of the subsidiaries of the Company which are convertible into or exchangeable for shares of capital stock or voting securities of any subsidiary of the Company or (ii) options or other rights to acquire from the Company or any subsidiary of the Company, or other obligation of the Company or any subsidiary

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of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of any subsidiary of the Company (collectively, the “Subsidiary Securities”). There are no outstanding obligations of the Company or any subsidiary of the Company to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

(3)           The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and this Agreement, when duly executed and delivered by the parties hereto, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors’ rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(4)           The Investor Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor as contemplated by this Agreement, the Investor Shares will be validly issued, fully paid and nonassessable, and will conform to the description of the Common Stock contained in the Prospectus.

(5)           The execution and delivery of this Agreement do not, and the compliance by the Company with the terms hereof will not, (i) violate the Certificate of Incorporation (as amended to date) of the Company or the By-Laws (as amended to date) of the Company, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their properties or assets are subject, or (iii) result in a violation of, or failure to be in compliance with, any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental, regulatory or self-regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except where such breach, violation, default or the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect or adversely affect the ability of the Company to issue and sell the Investor Shares; and no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental, regulatory or self-regulatory agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement or the issuance of the Investor Shares, except for such consents, approvals, authorizations, registrations, filings or qualifications as may be required under the Securities Act or state securities or “blue sky” laws or have been or will be obtained or made in connection with the listing of the Investor Shares on the Nasdaq National Market.

(6)           The Company meets the requirements for the use of Form S-3 under the Securities Act for the primary issuance of securities. The Registration Statement has been declared effective by the Commission and at the time it became effective, and as of the date hereof, the Registration Statement complied and complies with Rule 415 under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.

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On the effective date of the Registration Statement, the Registration Statement complied, on the date of the Prospectus, the Prospectus will comply, and at the date of the Closing, the Registration Statement and the Prospectus will comply, in all material respects with the applicable provisions of the Securities Act and the applicable rules and regulations of the Commission thereunder; on the effective date of the Registration Statement, the Registration Statement did not, on the date of the Prospectus, the Prospectus did not, and at the date of the Closing, the Registration Statement, the Prospectus and other information provided in writing to the Investors, when ready together, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made (with respect to the Prospectus), not misleading; and when filed with the Commission, the documents incorporated by reference in the Registration Statement and the Prospectus, taken as a whole, complied or will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations of the Commission thereunder. There is no material document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

(7)           The consolidated financial statements and financial schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in conformity with generally accepted accounting principles (except, with respect to the unaudited consolidated financial statements, for the footnotes and subject to customary audit adjustments) applied on a consistent basis, are consistent in all material respects with the books and records of the Company, and accurately present in all material respects the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as of and for the periods covered thereby.

(8)           There are no material liabilities of the Company or any subsidiary of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than liabilities disclosed in the consolidated financial statements and financial schedules of the Company, and other undisclosed liabilities which, individually or in the aggregate, are not material to the Company and any of its subsidiaries, taken as a whole.

(9)           Neither the Company nor any of its subsidiaries has sustained since the respective dates of the latest audited financial statements included in the Registration Statement and Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Registration Statement and Prospectus; and, since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, the Company and its subsidiaries have not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in or affecting the general affairs, management, financial position, stockholders’ equity or results of

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operations of the Company and its subsidiaries considered as a whole, otherwise than as disclosed in or contemplated by the Registration Statement and Prospectus.

(10)         Other than as disclosed in the Prospectus, there are no legal, governmental or regulatory proceedings pending to which the Company or any of its subsidiaries is a party or of which any material property of the Company or any of its subsidiaries is the subject which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect or adversely affect the ability of the Company to issue and sell the Investor Shares; to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental or regulatory authorities or threatened by others.

(11)         The Company and each of its subsidiaries have good and marketable title to all the real property and owns all other properties and assets, reflected as owned in the financial statements included in the Registration Statement and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those, if any, reflected in such financial statements or which are not material to the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries hold their respective leased real and personal properties under valid and binding leases, except where the failure to do so would not reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

(12)         The Company has filed all necessary federal and state income and franchise tax returns and has paid all taxes shown as due thereon or has filed all necessary extensions, and there is no tax deficiency that has been, or to the knowledge of the Company might be, asserted against the Company or any of its properties or assets that would in the aggregate or individually reasonably be expected to have a Material Adverse Affect.

(13)         There are no holders of securities of the Company having preemptive rights to purchase Common Stock. There are no holders or beneficial owners of securities of the Company having rights to registration thereof whose securities have not been previously registered or who have not waived such rights with respect to the registration of the Company’s securities on the Registration Statement, except where the failure to obtain such waiver would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(14)         The Company has not taken and will not take any action that constitutes or is designed to cause or result, or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares.

(15)         Other than as disclosed in the Prospectus, the Company together with its subsidiaries owns and possesses all right, title and interest in and to, or, to the Company’s knowledge, has duly licensed from third parties, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights (“Intellectual Property”) material to the business of the Company and each of its subsidiaries taken as a whole as currently conducted and as described in the Prospectus. To the Company’s knowledge and except as would not individually or in the aggregate have a Material Adverse Effect, there is no

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infringement or other violation by third parties of any of the Intellectual Property of the Company. Neither the Company nor any of its subsidiaries has received any notice of infringement or misappropriation from any third party that has not been resolved or disposed of and, to the Company’s knowledge, neither the Company nor any of its subsidiaries has infringed or misappropriated the Intellectual Property of any third party, which infringement or misappropriation would individually or in the aggregate have a Material Adverse Effect. Further, there is no pending or, to the Company’s knowledge and except as would not individually or in the aggregate have a Material Adverse Effect, threatened action, suit, proceeding or claim by governmental authorities or others that the Company is infringing a patent, and there is no pending or, to the Company’s knowledge and except as would not individually or in the aggregate have a Material Adverse Effect, threatened legal or administrative proceeding relating to patents and patent applications of the Company, other than proceedings initiated by the Company before the United States Patent and Trademark Office and the patent offices of certain foreign jurisdictions which are in the ordinary course of patent prosecution. To the Company’s knowledge, the patent applications of the Company presently on file disclose patentable subject matter, and the Company is not aware of any inventorship challenges, any interference which has been declared or provoked, or any other material fact that (i) would preclude the issuance of patents with respect to such applications, or (ii) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

(16)         The conduct of the business of the Company and each of its subsidiaries is in compliance in all respects with applicable laws, rules and regulations of governmental and regulatory bodies, except where the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect.

(17)         The Company is not, and does not intend to conduct its business in a manner in which it would become, an “investment company” as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

(18)         All offers and sales of the Company’s capital stock prior to the date hereof were at all relevant times registered pursuant to the Securities Act or exempt from the registration requirements of the Securities Act and were duly registered with or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws, except where the failure to do so would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(19)         The Company has filed with the Nasdaq National Market a Notification of Listing of Additional Shares with respect to the Investor Shares within the time period required by the rules of the Nasdaq National Market.

(20)         To the extent that the Company or any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes constitutes material, non-public information, any such material, non-public information will be disclosed by the Company within 48 hours of the Closing.

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5.             Conditions. The obligation of each Investor to purchase and acquire the Investor Shares hereunder shall be subject to the condition that all representations and warranties and other statements of the Company shall be true and correct as of and on each of the date of this Agreement and the date of the Closing, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and the Investor shall have received the Prospectus in accordance with the federal securities laws.

6.             Miscellaneous.

(a)           Fees and Expenses. Each of the parties hereto shall be responsible for their own expenses incurred in connection with the transactions contemplated hereby.

(b)           Binding Agreement; Assignment. This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The Investors may not assign any of these rights or obligations hereunder to any other person or entity without the prior written consent of the Company.

(c)           Entire Agreement. This Agreement, including Exhibit A and Schedule I hereto, constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and may be amended only by written execution by both parties. Upon execution by the Company and the Investors, this Agreement shall be binding on each of the parties hereto.

(d)           Consent To Jurisdiction. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES. FURTHERMORE, THE INVESTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF CALIFORNIA IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE COMPANY AND THE INVESTOR (AND, TO THE EXTENT PERMITTED BY LAW, ON BEHALF OF ITS AND THEIR EQUITY HOLDERS AND CREDITORS) HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(e)           Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed by first class registered or certified mail, or nationally recognized

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overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

VIVUS, Inc.
1172 Castro Street
Mountain View, CA 94040
Attn: Chief Financial Officer

with a copy mailed to:

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attn: Mark Reinstra, Esq.

or to such other Person at such other place as the Company shall designate to the Investors in writing; and if to the Investors, at the addresses as set forth on Exhibit A hereto, or at such other address or addresses as may have been furnished to the Company in writing.

(f)            Counterparts. This Agreement maybe executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one in the same agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

VIVUS, Inc.

By:	/s/ Timothy E. Morris
Name: Timothy E. Morris
Title: Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

Accepted and agreed to as of the date
first above written:

Chilton Small Cap Partners, L.P.
By:	Chilton Investment Company, LLC, General Partner

By:	/s/ Norman B. Champ III
Name: Norman B. Champ III
Title: Executive Vice President
	Address:	1266 East Main St., 7th Floor
Stamford, CT 06902

Telephone:

Facsimile:

Email Address:

Nominee (name in which Investor Shares are to be registered, if different than name of Investor):

Address of Nominee:

Taxpayer ID. Number:

(if acquired in the name of a nominee, the taxpayer ID. number of such nominee)

Broker:

Broker Contact Name:

Broker Contact Telephone:

Broker Contact Facsimile:

Broker Contact E-mail Address:

DTC account number:

Accepted and agreed to as of the date
first above written:

Chilton New Era Partners, L.P.
By:	Chilton Investment Company, LLC, General Partner

By:	/s/ Norman B. Champ III
Name: Norman B. Champ III
Title: Executive Vice President
	Address:	1266 East Main St., 7th Floor
Stamford, CT 06902

Telephone:

Facsimile:

Email Address:

Nominee (name in which Investor Shares are to be registered, if different than name of Investor):

Address of Nominee:

Taxpayer ID. Number:

(if acquired in the name of a nominee, the taxpayer ID. number of such nominee)

Broker:

Broker Contact Name:

Broker Contact Telephone:

Broker Contact Facsimile:

Broker Contact E-mail Address:

DTC account number:

Accepted and agreed to as of the date
first above written:

Chilton New Era International, L.P,
By:	Chilton Investment Company, LLC, General Partner

By:	/s/ Norman B. Champ III
Name: Norman B. Champ III
Title: Executive Vice President
	Address:	1266 East Main St., 7th Floor
Stamford, CT 06902

Telephone:

Facsimile:

Email Address:

Nominee (name in which Investor Shares are to be registered, if different than name of Investor):

Address of Nominee:

Taxpayer ID. Number:

(if acquired in the name of a nominee, the taxpayer ID. number of such nominee)

Broker:

Broker Contact Name:

Broker Contact Telephone:

Broker Contact Facsimile:

Broker Contact E-mail Address:

DTC account number:

Accepted and agreed to as of the date
first above written:

Chilton Small Cap International, L.P.
By:	Chilton Investment Company, LLC, General Partner

By:	/s/ Norman B. Champ III
Name: Norman B. Champ III
Title: Executive Vice President
	Address:	1266 East Main St., 7th Floor
Stamford, CT 06902

Telephone:

Facsimile:

Email Address:

Nominee (name in which Investor Shares are to be registered, if different than name of Investor):

Address of Nominee:

Taxpayer ID. Number:

(if acquired in the name of a nominee, the taxpayer ID. number of such nominee)

Broker:

Broker Contact Name:

Broker Contact Telephone:

Broker Contact Facsimile:

Broker Contact E-mail Address:

DTC account number:

Accepted and agreed to as of the date
first above written:

Caduceus Private Investments II, LP

By: OrbiMed Capital II LLC

Its: General Partner

By:	/s/ Eric A. Bittelman
Name: Eric A. Bittelman
Title: CFO, OrbiMed Capital GP II, LLC
Address:

Telephone:

Facsimile:

Email Address:

Nominee (name in which Investor Shares are to be registered, if different than name of Investor):

Address of Nominee:

Taxpayer ID. Number:

(if acquired in the name of a nominee, the taxpayer ID. number of such nominee)

Broker:

Broker Contact Name:

Broker Contact Telephone:

Broker Contact Facsimile:

Broker Contact E-mail Address:

DTC account number:

Accepted and agreed to as of the date
first above written:

Caduceus Private Investments II (QP), LP

By: OrbiMed Capital II LLC

Its: General Partner

By:	/s/ Eric A. Bittelman
Name: Eric A. Bittelman
Title: CFO, OrbiMed Capital GP II LLC
Address:

Telephone:

Facsimile:

Email Address:

Nominee (name in which Investor Shares are to be registered, if different than name of Investor):

Address of Nominee:

Taxpayer ID. Number:

(if acquired in the name of a nominee, the taxpayer ID. number of such nominee)

Broker:

Broker Contact Name:

Broker Contact Telephone:

Broker Contact Facsimile:

Broker Contact E-mail Address:

DTC account number:

Accepted and agreed to as of the date
first above written:

UBS Juniper Crossover Fund, L.L.C.

By: OrbiMed Advisors LLC,

Member of UBS Juniper Crossover Management, L.L.C.

Its: Managing Member

By:	/s/ Eric A. Bittelman
Name: Eric A. Bittelman
Title: CFO, OrbiMed Advisors, LLC
Address:

Telephone:

Facsimile:

Email Address:

Nominee (name in which Investor Shares are to be registered, if different than name of Investor):

Address of Nominee:

Taxpayer ID. Number:

(if acquired in the name of a nominee, the taxpayer ID. number of such nominee)

Broker:

Broker Contact Name:

Broker Contact Telephone:

Broker Contact Facsimile:

Broker Contact E-mail Address:

DTC account number:

Exhibit A

Investors

Caduceus Private Investments II, LP

c/o Merrill Lynch, Venture Services

600 California Street, 8th Floor

San Francisco, CA 94108

Attn: Thomas Hutson-Wiley

Caduceus Private Investments II (QP), LP

c/o Merrill Lynch, Venture Services

600 California Street, 8th Floor

San Francisco, CA 94108

Attn: Thomas Hutson-Wiley

UBS Juniper Crossover Fund, L.L.C.

c/o PFPC Trust 8800 Tinicum Blvd. 3rd Floor

Philadelphia, PA 19153

Attn: Eric Kessler

Chilton Small Cap Partners, L.P.

Chilton New Era Partners, L.P.

Chilton New Era International, L.P.

Chilton Small Cap International, L.P.

c/o Chilton Investment Company

1266 East Main St., 7th Floor

Stamford, CT  06902

Attention: James Steinthal

Managing Director & General Counsel Funds

SCHEDULE I
to
Securities Purchase Agreement

Name of Investor	Aggregate Purchase Price	Number of Offered Shares to be Purchased by Investor

Caduceus Private Investments II, LP	$6,673,890.15	2,040,945

Caduceus Private Investments II (QP), LP	$2,498,842.44	764,172

UBS Juniper Crossover Fund, L.L.C.	$827,267.49	252,987

Chilton Small Cap Partners, L.P.	$682,164.51	208,613

Chilton Small Cap International, L.P.	$817,836.81	250,103

Chilton New Era Partners, L.P.	$249,157.65	76,195

Chilton New Era International, L.P.	$250,841.70	76,710

TOTAL	$12,000,000.75	3,669,725

Purchase Price Per Share of Common Stock	$3.27

Date and Time of Closing:  May 10, 2006 at 9:00 a.m., Pacific Daylight Time

WIRE INSTRUCTIONS

Aggregate Purchase Price to be wired to:
Bank:	Bank of America – Branch 1493
Address:	530 Lytton Avenue, Palo Alto, CA 94301
Account Name:	VIVUS, Inc.
Account Number:
ABA Routing Number:
E-mail confirmation to:

SCHEDULE II

to

Securities Purchase Agreement

List of Subsidiaries:

•                  VIVUS International Limited (Bermuda)

•                  VIVUS UK Limited (United Kingdom)

•                  VIVUS BV (Netherlands)

•                  VIVUS Real Estate, LLC (New Jersey)